UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

LeMaitre Vascular, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33092

Delaware	04-2825458
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

63 Second Avenue
Burlington, MA 01803
(Address of principal executive offices, including zip code)

781-221-2266

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, $0.01 par value per share	LMAT	The Nasdaq Global Market

Indicate by checkmark whether the company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2026, LeMaitre Vascular, Inc. (the “Company”) issued a press release regarding its preliminary financial and operational results for the quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Report.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Disclaimer on Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements regarding the Company’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results predicted. These risks and uncertainties include risks and uncertainties included under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by its subsequent filings with the SEC, all of which are available on the Company’s investor relations website at http://www.lemaitre.com and on the SEC’s website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished or filed as part of this Report, as applicable:

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by LeMaitre Vascular, Inc. on November 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: November 4, 2026	By:	Dorian P. LeBlanc /s/ DORIAN P. LEBLANC
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by LeMaitre Vascular, Inc. on November 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)